SEMI-ANNUAL REPORT








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                               Boyle Marathon Fund

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                                December 31, 2000



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                              Boyle Marathon Fund
                          850 Powell Street, Suite 104
                        San Francisco, California 94108
                           1-888-88-BOYLE (toll free)



                                                             February 23, 2001


Dear Fellow Shareholders,

The Boyle Marathon Fund's objective is to exceed the performance of the S&P 500 Index over a 3 to 5 year period. Twice a year we like to review the Fund's performance with you. As investors for the long run, let us compare the value of an investment of $10,000 in the Boyle Marathon Fund on March 31, 1998 (the beginning of the first full quarter of the Fund) with an identical investment in the S&P 500 Index. As of December 31, 2000 (the end of the most recent quarter), the $10,000 investment in the Boyle Marathon Fund was worth $16,673 as compared with $11,978 in the S&P 500 Index. We are also pleased to report that the Fund was 100% tax efficient in 2000. So, the Fund has no taxes to distribute and you will not receive a Form 1099 this year.

Our long-run strategy is to select the best companies in the fastest growing sectors of the economy. We believe that the fastest growing sectors of the economy will be technology, financial services, retailers and pharmaceuticals. We believe that the best companies over the next 3 to 5 years will include EMC, Home Depot, Wal*Mart, Fannie Mae, Intel, Pfizer, Schwab, American Express, Oracle, McKesson, and Johnson & Johnson.

Overall, we expect the next 3 to 5 years to be a great period for investors. Looking forward, we anticipate opportunities growing out of uncertainties in the markets, lower interest rates, tax cuts, and new developments in technology and health care. This may well be one of the great buying opportunities of the next 5 years. By investing regularly, a little bit each month, or each quarter, or every 6 months, you can remove the uncertainty of trying to time the market. Many have an automatic investment option. We are enclosing a new form to permit automatic investment directly from your bank account.

We take this opportunity to remind you to fund your Individual Retirement Accounts before April 15, 2001. Also, parents or grandparents may want to open accounts for children or grandchildren to get them started on the road to financial security. The minimum is only $500. If you need forms or if you have any questions, please call us at 1-415-693-0800 or toll free at 1-888-88-BOYLE or by e-mail at MJBoyle@aol.com. Please visit our web site [www.boylefund.com] to read our daily commentary on the stock market and other matters.

                                         Sincerely yours,

                                             /X/          /X/
                                             ---------------------
                                             Michael and Joanne Boyle

P. S.  Please tell your good friends about the Boyle Marathon Fund!

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================================================================================
Boyle Marathon Fund
================================================================================
                                                        Schedule of Investments
                                                   December 31, 2000 (unaudited)
================================================================================
--------------------------------------------------------------------------------
 Shares/Principal Amount                              Market Value    % Assets
--------------------------------------------------------------------------------

 Technology
   5,600 Applied Micro Circuits Corp.*                     420,263
   1,500 Ariba Inc.*                                        80,437
   6,000 Cisco Systems Inc.*                               229,500
   6,000 EMC Corporation*                                  399,000
   3,000 Exodus Communications.*                            60,000
     800 Intel Corp.                                        60,500
   2,500 JDS Uniphase*                                     104,219
   1,400 Juniper Networks Inc.*                            176,487
   1,000 Micro-Muse Inc*                                    60,359
   3,000 Network Appliance*                                192,563
   2,000 Nokia                                              87,000
   4,000 Oracle Corp.*                                     116,250
     300 Qualcom Inc.*                                      24,694
   2,000 Siebel Systems Inc.*                              135,250
   7,800 Sun Microsystems*                                 217,425
   5,600 Triquint Semiconductor Inc.*                      244,650
                                                       -----------
                                                         2,608,597      54.09%
 Retail
   1,500 Costco Wholesale Corp.*                            59,906
   2,600 Gap Inc.                                           66,300
   4,500 Home Depot Inc.                                   205,594
   1,000 Sharper Image Corp.*                               15,375
   2,000 Target Corp.                                       64,500
   2,000 Wal-Mart Stores Inc.                              106,250
                                                       -----------
                                                           517,925      10.74%
 Pharmaceuticals
     800 Human Genome Services*                             55,450
   1,000 Johnson & Johnson                                 105,063
   3,200 Medimmune, Inc.*                                  152,600
     600 Merrill Lynch Biotech Holders Trust*              102,187
   2,000 Mckesson Corp.                                     71,780
   2,000 Millenium Pharmaceuticals*                        123,750
   1,000 Pfizer Inc.                                        46,000
                                                       -----------
                                                           656,830      13.62%
 Financial Services
   1,800 American Express Co.                               98,887
   2,000 Fannie Mae                                        173,500
   3,000 Metlife                                           105,000
   6,200 Schwab (Charles) Corp.                            175,925
   2,000 Washington Mutual                                 106,125
                                                       -----------
                                                           659,437      13.67%

 Total Common Stock                                      4,442,789      92.12%

 Cash and Equivalents
 521,230 Fifth Third U.S. Treasury Money Market Fund       521,230      10.81%
                                                       -----------

    (Identified Cost - $4,582,481)                       4,964,019     102.93%

                       Other Assets Less Liabilities      (141,206)     -2.93%
                               Net Assets                4,822,813     100.00%








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================================================================================
Boyle Marathon Fund
================================================================================
Statement of Assets and Liabilites
12/31/2000 (unaudited)
================================================================================

Assets:
     Investment Securities at Market Value                           4,964,019
          (Identified Cost - $4,582,481)
     Cash
     Receivables:
          Dividends and Interest                                         2,185
          Securities Sold                                              307,521
     Other Assets                                                        4,272
                                                                  ------------
               Total Assets                                          5,277,997
Liabilities
     Payables:
     Due to Custodian                                                    4,613
     Payable for shareholder redemptions                                31,771
     Securities Purchased                                              393,935
          Accrued Expenses                                              24,865
                                                                  ------------
               Total Liabilities                                       455,184

Net Assets                                                           4,822,813

Net Assets Consist of:
     Capital Paid In                                                 4,724,630
     Undistributed Net Investment Income                               (77,383)
     Accumulated Realized Gain (Loss) on Investments - Net            (205,972)
     Unrealized Appreciation in Value
          of Investments Based on Identified Cost - Net                381,538
                                                                  ------------
Net Assets, for 300,678 Shares Outstanding                           4,822,813
Net Asset Value and Redemption Price
     Per Share ($4,822,813/300,678 shares)                               16.04
Offering Price Per Share                                                 16.04



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================================================================================
 Boyle Marathon Fund
================================================================================
 Statement of Operations
         For the six months ending December 31, 2000 (unaudited)
================================================================================
Investment Income:
     Dividends                                                          1,337
     Interest                                                           7,798
                                                                  ------------
          Total Investment Income                                       9,135
Expenses
     Management Fees (Note 2)                                          47,695
     Administration Fee                                                31,797
     Audit                                                              4,736
     Other expenses                                                     1,303
     Organizational Costs                                                 987
                                                                  ------------
          Total Expenses                                               86,518

Net Investment Income                                                 (77,383)

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                              (57,826)
     Unrealized Gain (Loss) from Appreciation
      (Depreciation) on Investments                                (1,856,690)
                                                                  ------------
Net Realized and Unrealized Gain (Loss) on Investments             (1,914,516)

Net Increase (Decrease) in Net Assets from Operations              (1,991,899)


================================================================================
Boyle Marathon Fund
================================================================================
Statement of Changes in Net Assets (unaudited)
================================================================================
                                                                 07/01/00      07/01/99
                                                                    to            to
                                                                 12/31/00      06/30/00

From Operations:
     Net Investment Income                                        (77,383)     (102,944)
     Net Realized Gain (Loss) on Investments                      (57,826)       (3,554)
     Net Unrealized Appreciation (Depreciation)                (1,856,690)    1,535,606
                                                               -----------   -----------
     Increase (Decrease) in Net Assets from Operations         (1,991,899)    1,429,108
From Distributions to Shareholders
     Net Investment Income                                              0             0
     Net Realized Gain (Loss) from Security Transactions                0       (66,900)
                                                               -----------   -----------
     Net  Increase (Decrease) from Distributions                        0       (66,900)
From Capital Share Transactions:
     Proceeds From Sale of Shares                               1,429,568     2,901,346
     Net Asset Value of Shares Issued on
          Reinvestment of Dividends                                     0        66,179
     Cost of Shares Redeemed                                     (861,653)     (149,343)
                                                               -----------   -----------
                                                                   567,915     2,818,182

Net Increase  in Net Assets                                    (1,423,984)    4,180,390
Net Assets at Beginning of Period                               6,246,797     2,066,407
Net Assets at End of Period                                     4,822,813     6,246,797
                                                               ===========   ===========

Share Transactions:
     Issued                                                        62,212       141,021
     Reinvested                                                         -         3,106
     Redeemed                                                     (39,267)       (7,822)
                                                               -----------   -----------
Net increase (decrease) in shares                                  22,945       136,305
Shares outstanding beginning of period                            277,733       141,428
                                                               -----------   -----------
Shares outstanding end of period                                  300,678       277,733
                                                               ===========   ===========


================================================================================
Boyle Marathon Fund
================================================================================
Financial Highlights (unaudited)
Selected data for a share of common stock outstanding throughout the


                                                     07/01/2000      7/01/99      7/01/98      2/23/1998
                                                         to            to           to           to
                                                     12/31/2000*     6/30/00      6/30/99      6/30/1998 *

Net Asset Value -
     Beginning of Period                                 22.49         14.61        10.31          10.00
Net Investment Income                                    (0.25)        (0.59)       (0.36)         (0.05)
Net Gains or Losses on Securities
     (realized and unrealized)                           (6.20)         8.82         4.66           0.36
                                                         ------        ------       ------         ------
Total from Investment Operations                         (6.45)         8.23         4.30           0.31
                                                         ------

Distributions (from capital gains)                        0.00         (0.35)        0.00           0.00
                                                         ------        ------       ------         ------
     Total Distributions                                  0.00         (0.35)        0.00           0.00
Net Asset Value -
     End of Period                                       16.04         22.49        14.61          10.31
Total Return                                            -28.68%        56.47%       41.71%          8.84%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                   4,823         6,247        2,066            985

Before reimbursements
   Ratio of Expenses to Average Net Assets                2.69%         2.78%        3.36%          6.59%
   Ratio of Net Income to Average Net Assets             (2.41)%       (2.50)%      (2.97)%        (3.98)%
After reimbursements
   Ratio of Expenses to Average Net Assets                2.69%         2.78%        3.36%          4.09%
   Ratio of Net Income to Average Net Assets             (2.41)%       (2.50)%      (2.97)%        (1.48)%

Portfolio Turnover Rate                                  63.99%        74.67%       59.04%          0.00%

*Annualized






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Boyle Marathon Fund
================================================================================
                                                    Notes to Financial Statement
                                                   December 31, 2000 (Unaudited)



  1.)SIGNIFICANT ACCOUNTING POLICIES
     The Fund is an open-end management investment company, organized as a Trust under the laws of the State of Delaware by a Declaration of Trust in October 1997. The Fund's investment objective is long-term capital appreciation. The Fund intends to invest primarily in securities of companies in the technology, financial services, pharmaceutical, and retail fields. Significant accounting policies of the Fund are presented below:

     SECURITY VALUATION:
     The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     SECURITY TRANSACTION TIMING
     Security transactions are recorded on the dates transactions are entered into. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     INCOME TAXES:
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  2.)INVESTMENT ADVISORY AGREEMENT
     The Fund has entered into an investment advisory and administration agreement with Boyle Management and Research, Inc. The Investment Advisor receives from the Fund as compensation for its services an annual fee of 1.5% on the Fund's net assets. Boyle Management and Research, Inc. receives from the fund as compensation for its administrative services an annual fee of 1.0% of the fund's net assets. Boyle Management and Research, Inc. has agreed to be responsible for payment of all operation expenses of the fund except for brokerage and commission expenses, expenses of the trustees who are not officers of the Investment Adviser, annual independent audit expenses and any extraordinary and non-recurring expenses. From time to time, Boyle Management and Research, Inc. may waive some or all of the fees and may reimburse expenses of the Fund.

  3.)RELATED PARTY TRANSACTIONS
     Certain owners of Boyle Management and Research, Inc. are also owners and/or trustees of the Boyle Marathon Fund. These individuals may receive benefits from any management and or administration fees paid to the Advisor. Mr. Michael Boyle acted as the Fund's legal counsel during the year. Mr. Boyle received no compensation for these services. As of July 1, 2000, legal counsel to the Fund will be provided by McDonald, Hopkins, Burke & Haber Co. LPA, an unaffiliated law firm.

     As of December 31, 2000, Michael and Joanne Boyle owned 21.07% of the outstanding shares of the Fund. Mr. and Mrs. Boyle are officers and trustees of the Fund. A shareholder who beneficially owns, directly or indirectly, 25% or more of the Fund's voting securities may be deemed a "control person" of the Fund (as defined in the Investment Company Act of 1940).

  4.)CAPITAL STOCK AND DISTRIBUTION
     At December 31, 2000 an indefinite number of shares of capital stock were authorized, and Capital Paid-In amounted to $4,765,401.

  5.)PURCHASES AND SALES OF SECURITIES
     During the six months ending December 31, 2000, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $2,197,484 and $1,902,369 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.

  6.)SECURITY TRANSACTIONS
     For Federal income tax purposes, the cost of investments owned at December 31, 2000 was the same as identified cost. At December 31, 2000, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:



  Appreciation          (Depreciation)          Net Appreciation (Depreciation)

    915,585               (534,047)                         381,538



  7.)ORGANIZATION COSTS
     Organization costs are being amortized on a straight line basis over a five year period which will end in February, 2003.

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                Board of Trustees
                           Michael J. Boyle, Chairman
                                 Joanne E. Boyle
                              James A. Hughes, Jr.
                                Edward J. Loftus

                               Investment Adviser
                       Boyle Management and Research, Inc.
                          850 Powell Street, Suite 104
                             San Francisco, CA 94108

                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                           1301 E. 9th St., Suite 1005
                              Cleveland, Ohio 44114

                                    Custodian
                                Fifth Third Bank
                              Mutual Fund Services
                            38 Fountain Square Plaza
                                    MD 1090E5
                             Cincinnati, Ohio 45263

                              Independent Auditors
                        McCurdy & Associates CPA's, Inc.
                                27955 Clemens Rd
                              Westlake, Ohio 44145


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